UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 26, 2005
                                                  -----------------

                            SALISBURY BANCORP, INC.
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               (Exact name of registrant as specified in charter)

            Connecticut               000-24751              06-1514263
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
     of incorporation)                                    Identification No.)

5 Bissell Street, Lakeville, Connecticut                      06039-1868
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(Address of principal executive offices)                      (zip code)


Registrant's telephone number, including area code:  (860) 435-9801
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))


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Items 5.05.  Amendments  to the  Registrant's  Code of  Ethics,  or  Waiver of a
             Provision of the Code of Ethics.

      On August 26, 2005, the Board of Directors of Salisbury Bancorp, Inc. (the "Company") adopted revisions to its Code of Ethics and Conflicts of Interest Policy (the "Code of Ethics") dated February 25, 2005. The Code of Ethics applies to all the directors, officers and employees of the Company and its subsidiary, Salisbury Bank, including the principal executive officer, principal financial officer and principal accounting officer or controller.

      The Code of Ethics as previously in effect permitted employment with outside firms only if the employment met certain conditions and if the employment were approved in advance by the Board of Directors. As revised, the Code of Ethics permits employment with outside firms only if it is approved in advance by the Board of Directors. The revised Code of Ethics sets forth certain criteria that the Board of Directors shall consider in determining whether to grant such approval and makes clear that a determination to permit such outside employment will not be considered a waiver of the Code of Ethics. The Code of Ethics also provides that any person subject to the Code of Ethics contemplating a transaction that may involve a conflict of interest, such as receiving compensation from a customer, must obtain prior approval; this provision remains unchanged but has been amended to provide that a determination to approve such a transaction will not be considered a waiver of the Code of Ethics.

      Also on August 26, 2005, the Board of Directors reviewed certain outside employment activities of John F. Foley, the Company's Chief Financial Officer and principal accounting officer, which commenced prior to the adoption of the Code of Ethics and were not in compliance with the prior approval and certain other provisions of the Code of Ethics dated February 25, 2005. In reviewing Mr. Foley's outside employment activities, the Board found no evidence that Mr.
Foley's outside employment activities involved any abuse of his position or resulted in any adverse consequences to the Corporation. To the extent that the Board did not approve or take any affirmative action with respect to such activities prior to August 26, 2005, it may be deemed to constitute an "implicit waiver," as that term is defined in Instruction 2(ii) to this Item 5.05 of Form 8-K. Upon the adoption of the revised Code of Ethics on August 26, 2005, the Board expressly waived the outside employment activities of Mr. Foley through September 30, 2005, at which time the Board may extend, terminate or condition its waiver based upon a further review of Mr. Foley's outside employment activities.

      A copy of the amended Code of Ethics is attached hereto as Exhibit 14.

Item 9.01     Financial Statements and Exhibits.

              (a)    Not Applicable.

              (b)    Not Applicable.

              (c)    Exhibits.
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                     14.    Code of Ethics as of August 26, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: August 31, 2005                 SALISBURY BANCORP, INC.


                                       By:  /s/ John F. Perotti
                                            ----------------------------
                                            John F. Perotti
                                            Chairman and Chief Executive Officer